SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 October 1, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                       01-13612             02-0398678
 -------------------------------         -----------         ----------------
 (State or other jurisdiction of         (Commission         (I.R.S. Employer
         Incorporation)                  File Number)       Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
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                    (Address of principal executive offices)


                                  609-584-3000
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              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

      On October 1, 2004, Congoleum Corporation, a Delaware corporation (the "Company"), issued a press release regarding retention of counsel in its Chapter 11 proceedings and the plan hearing previously scheduled for October 5, 2004. The text of the press release is filed herewith as Exhibit 99, and incorporated herein by reference.


ITEM 9.01 EXHIBITS

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  EXHIBIT NO.                       DESCRIPTION
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      99            Press release, dated October 1, 2004.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 4, 2004                  Congoleum Corporation


                                       By:  /s/ Howard N. Feist III
                                            ---------------------------------
                                       Name:    Howard N. Feist III
                                       Title:   Chief Financial Officer